UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 7, 2007

                                DUNE ENERGY, INC.

             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        001-32497                        95-4737507
   --------                        ---------                        ----------
   State of                        Commission                       IRS Employer
   Incorporation                   File Number                      I.D. Number

      Two Shell Plaza, 777 Walker Street, Suite 2450, Houston, Texas 77002
      --------------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (713) 229-6300


              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On August 7, 2007, Dune Energy, Inc. ("Dune" or the "Company") announced that it had significantly increased its acreage position and accelerated its drilling program in the Fort Worth Basin Barnett Shale. A copy of the Company's press release is filed as exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

      Exhibit No.           Document Name
      -----------           -------------

      99.1                  Press Release dated August 7, 2007


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2007                         DUNE ENERGY, INC.


                                              By: /s/ James A. Watt
                                                  ------------------------------
                                                  Name: James A. Watt
                                                  Title: Chief Executive Officer


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

                                  Exhibit Index

      Exhibit No.           Document Name
      -----------           -------------

      99.1                  Press Release dated August 7, 2007


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